Exhibit 10.2

EXECUTION VERSION

COMMITMENT INCREASE AND JOINDER AGREEMENT

THIS COMMITMENT INCREASE AND JOINDER AGREEMENT, dated as of March 30, 2012 (this “Commitment Increase Agreement”), by and among FIDELITY NATIONAL INFORMATION SERVICES, INC., a Georgia corporation (the “Company”), each lender listed on the signature pages hereto (each, an “Increasing/Joinder Lender”), JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer and BANK OF AMERICA, N.A. and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Swing Line Lenders.

RECITALS:

WHEREAS, reference is hereby made to that certain Third Amended and Restated Credit Agreement, dated as of March 30, 2012, by and among the Company, the Designated Borrowers from time to time party thereto, each lender from time to time party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and Bank of America, N.A. and Wells Fargo Bank, National Association, as Swing Line Lenders (as further amended, amended and restated, supplemented or otherwise modified from time to time the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement;

WHEREAS, pursuant to Section 2.16 of the Credit Agreement, the Company may request additional Term Commitments and/or additional Revolving Credit Commitments, and may invite existing Lenders and additional Eligible Assignees to become Lenders in respect of such commitments; and

WHEREAS, the Company has requested that the Increasing/Joinder Lenders make (x) pursuant to Sections 2.16(a)(iii) and (v) of the Credit Agreement, Additional Term Loans in the form of Term A-3 Loans in an aggregate principal amount of $552,785,748.08 (the “New Term A-3 Commitments”), (y) pursuant to Sections 2.16(a)(iii) and (v) of the Credit Agreement, Additional Revolving Commitments in the form of 2017 Multicurrency Revolving Credit Commitments in an aggregate amount of $176,767,550.33 (the “New 2017 Multicurrency Revolving Credit Commitments”) and (z) pursuant to Section 2.16(a)(v) of the Credit Agreement, Additional Revolving Commitments in the form of 2017 US Dollar Revolving Credit Commitments in an aggregate amount of $56,605,000.00 (the “New 2017 US Dollar Revolving Credit Commitments”, and, together with the New Term A-3 Commitments and the New 2017 Multicurrency Revolving Credit Commitments, the “Additional Commitments”).

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Aggregate Commitments Increase. On the Additional Commitments Effective Date (as defined below) and subject to the terms and conditions set forth herein, each Increasing/Joinder Lender party hereto hereby agrees to provide its respective New Term A-3 Commitment and/or Additional Revolving Commitments in the form of New 2017 Multicurrency Revolving Credit Commitments or New 2017 US Dollar Revolving Credit Commitments, as applicable, as set forth on Schedule A hereto (which amounts shall reflect the amounts of the New Term A-3 Commitment and/or New 2017 Multicurrency Revolving Credit Commitments or New 2017 US Dollar Revolving Credit Commitments allocated to such Increasing/Joinder Lender in the Lead Arrangers’ discretion and, in the aggregate, shall not exceed the aggregate Additional Commitments that such Increasing/Joinder Lender is willing to provide, as specified on its signature page). For purposes hereof, (i) each Increasing/Joinder Lender with a New Term A-3 Commitment hereunder is referred to as an “Increasing Term A-3 Lender”, (ii) each Increasing/Joinder Lender with a New 2017 Multicurrency Revolving Credit Commitment is referred to herein as an “Increasing 2017 Multicurrency Revolving Credit Lender” and (iii) each Increasing/Joinder Lender with a New 2017 US Dollar Revolving Credit Commitment is referred to herein as an “Increasing 2017 US Dollar Revolving Credit Lender”.

Section 2. Schedule 2.01. As of the Additional Commitments Effective Date and subject to the satisfaction of the conditions to effectiveness set forth herein, Schedule 2.01 to the Credit Agreement shall be replaced by the form of Schedule 2.01 to this Agreement (which shall reflect the amounts set forth in Schedule A).

Section 3. Concerning the Additional Term A-3 Loans. (a) Subject to the terms and conditions set forth herein, each Increasing Term A-3 Lender party hereto severally agrees to make, on the Additional Commitments Effective Date, a single Term A-3 Loan in Dollars to the Company in an amount equal to the commitment amount set forth next to such Increasing/Joinder Lender’s name in Schedule A hereto under the caption “Additional Term A-3 Commitment” (collectively, the “New Term A-3 Loans”).

(b) The terms of the New Term A-3 Loans, including without limitation, the interest rate, amortization payments and maturity date applicable thereto, shall be identical to those set forth in the Credit Agreement for the Term A-3 Loans.

Section 4. Concerning the Additional 2017 Multicurrency Revolving Credit Commitments. (a) (i) On the Additional Commitments Effective Date, subject to the terms and conditions set forth herein, each of the Lenders with existing Multicurrency Revolving Credit Commitments shall assign to each of the Increasing 2017 Multicurrency Revolving Credit Lenders, and each of the Increasing 2017 Multicurrency Revolving Credit Lenders shall purchase from each of the Lenders with existing Multicurrency Revolving Credit Commitments, at the principal amount thereof, such interests in the Outstanding Amount of Multicurrency Revolving Credit Loans on the Additional Commitments Effective Date as shall be necessary in order that after giving effect to all such assignments and purchases, the principal amount of Multicurrency Revolving Credit Loans made by each Multicurrency Revolving Credit Lender will be in the amount of such Multicurrency Revolving Credit Lender’s Pro Rata Share (after giving effect to the increase in the 2017 Multicurrency Revolving Credit Commitments in accordance with this Commitment Increase Agreement) of the Outstanding Amount of the Multicurrency Revolving Credit Loans.

(ii) If, as a result of the assignment and purchase of the Multicurrency Revolving Credit Loans provided for in this Section 4(a), any payment of Eurocurrency Rate Loans occurs on a day which is not the last day of the applicable Interest Period, the Company will pay to the Administrative Agent for the benefit of any Multicurrency Revolving Credit Lender holding a Eurocurrency Rate Loan any loss or cost incurred by such Multicurrency Revolving Credit Lender therefrom in accordance with Section 3.07 of the Credit Agreement.

(b) Upon the Additional Commitments Effective Date and the assignment and purchase described in Section 4(a), each Increasing 2017 Multicurrency Revolving Credit Lender shall be deemed to have irrevocably and unconditionally purchased and received, without recourse or warranty, an undivided participation in all outstanding Swing Line Loans and Letters of Credit in accordance with such Increasing 2017 Multicurrency Revolving Credit Lender’s Pro Rata Share thereof (after giving effect to the increase in the 2017 Multicurrency Revolving Credit Commitments in accordance with this Commitment Increase Agreement).

(c) Each New 2017 Multicurrency Revolving Credit Commitment shall be deemed for all purposes a 2017 Multicurrency Revolving Credit Commitment and each Loan made thereunder shall be deemed, for all purposes, a 2017 Multicurrency Revolving Credit Loan (the “New 2017 Multicurrency Revolving Credit Loans”). The terms and provisions of the New 2017 Multicurrency Revolving Credit Loans shall be identical to those set forth in the Credit Agreement for the 2017 Multicurrency Revolving Credit Loans.

Section 5. Concerning the Additional 2017 US Dollar Revolving Credit Commitments. (a) (i) On the Additional Commitments Effective Date, subject to the terms and conditions set forth herein, each of the Lenders with existing US Dollar Revolving Credit Commitments shall assign to each of the Increasing 2017 US Dollar Revolving Credit Lenders, and each of the Increasing 2017 US Dollar Revolving Credit Lenders shall purchase from each of the Lenders with existing US Dollar Revolving Credit Commitments, at the principal amount thereof, such interests in the Outstanding Amount of US Dollar Revolving Credit Loans on the Additional Commitments Effective Date as shall be necessary in order that after giving effect to all such assignments and purchases, the principal amount of US Dollar Revolving Credit Loans made by each US Dollar Revolving Credit Lender will be in the amount of such US Dollar Revolving Credit Lender’s Pro Rata Share (after giving effect to the increase in the 2017 US Dollar Revolving Credit Commitments in accordance with this Commitment Increase Agreement) of the Outstanding Amount of the US Dollar Revolving Credit Loans.

(ii) If, as a result of the assignment and purchase of the US Dollar Revolving Credit Loans provided for in this Section 5(a), any payment of Eurocurrency Rate Loans occurs on a day which is not the last day of the applicable Interest Period, the Company will pay to the Administrative Agent for the benefit of any US Dollar Revolving Credit Lender holding a Eurocurrency Rate Loan any loss or cost incurred by such US Dollar Revolving Credit Lender therefrom in accordance with Section 3.07 of the Credit Agreement.

(b) Each New 2017 US Dollar Revolving Credit Commitment shall be deemed for all purposes a 2017 US Dollar Revolving Credit Commitment and each Loan made thereunder shall be deemed, for all purposes, a 2017 US Dollar Revolving Credit Loan (the “New 2017 US Dollar Revolving Credit Loans”). The terms and provisions of the New 2017 US Dollar Revolving Credit Loans shall be identical to those set forth in the Credit Agreement for the 2017 US Dollar Revolving Credit Loans.

Section 6. New Lenders. (a) To the extent not already a Lender under the Credit Agreement, each Increasing/Joinder Lender party hereto acknowledges and agrees that upon its execution of this Commitment Increase Agreement and the making of Term A-3 Loans and/or 2017 Multicurrency Revolving Commitments or 2017 US Dollar Revolving Commitments, as applicable, that such Increasing/Joinder Lender shall become a “Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof (as modified by the provisions of this Commitment Increase Agreement), and shall perform all the obligations of and shall have all rights of a Lender thereunder (as modified by the provisions of this Commitment Increase Agreement).

(b) Each Increasing/Joinder Lender party hereto (i) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Sections 6.01(a) and 6.01(b) of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Commitment Increase Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

(c) Each Increasing/Joinder Lender represents and warrants that it is an Eligible Assignee.

(d) On or prior to the date which is ten Business Days after the Additional Commitments Effective Date, each Increasing/Joinder Lender that is a Foreign Lender shall deliver to the Administrative Agent such documentation that is required to be delivered by it pursuant to Section 11.16 of the Credit Agreement, duly completed and executed by such Lender.

(e) For purposes of the Credit Agreement, the initial notice address of each Increasing/Joinder Lender party hereto shall be as set forth below its signature below.

Section 7. Representations and Warranties. To induce the other parties hereto to enter into this Commitment Increase Agreement, the Company represents and warrants to each other party hereto that as of the date hereof and as of the Additional Commitments Effective Date:

(a) The execution, delivery and performance by the Company of this Commitment Increase Agreement are (i) within the Company’s corporate or other powers, (ii) have been duly authorized by all necessary corporate, shareholder or other organizational action, and (iii) do not and will not (A) contravene the terms of any of the Company’s Organization Documents, (B) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 7.01 of the Credit Agreement), or require any payment to be made under (1) any documentation governing any Permitted Subordinated Indebtedness, (2) any other Contractual Obligation to which the Company is a party or affecting the Company or the properties of the Company or any of its Subsidiaries or (3) any order, injunction, writ or decree, of or with any Governmental Authority or any arbitral award to which the Company or its property is subject, or (C) violate, in any material respect, any Law; except with respect to any conflict, breach or contravention or payment (but not creation of Liens) referred to in clause (B) to the extent that such conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect.

(b) This Commitment Increase Agreement has been duly executed and delivered by the Company. This Commitment Increase Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other Laws affecting creditors’ rights generally and by general principles of equity.

(c) The representations and warranties of each Loan Party set forth in Article 5 of the Credit Agreement and in the other Loan Documents that are qualified by materiality are true and correct, and the representations and warranties that are not so qualified are true and correct in all material respects, in each case on and as of the date hereof (other than with respect to any representation and warranty that expressly relates to an earlier date, in which case such representation and warranty is true and correct in all material respects as of such earlier date).

(d) After giving effect to this Commitment Increase Agreement and the transactions contemplated hereby, no Default has occurred and is continuing.

Section 8. Conditions to Effectiveness of this Commitment Increase Agreement. The effectiveness of this Commitment Increase Agreement is subject to the satisfaction of the following conditions precedent (the date on which all of such conditions shall first be satisfied, the “Additional Commitments Effective Date”):

(a) The Administrative Agent shall have received counterparts of this Commitment Increase Agreement executed by the Increasing/Joinder Lenders and the Company.

(b) The conditions set forth in Sections 4.02(a) and (b) of the Credit Agreement shall be satisfied on and as of the Additional Commitments Effective Date, and the Administrative Agent shall have received a certificate dated as of the Additional Commitments Effective Date, and signed by a Responsible Officer of the Company, to such effect.

(c) The Administrative Agent shall have received payment from the Company, for the account of each Increasing/Joinder Lender that executes and delivers a counterpart signature page to this Commitment Increase Agreement at or prior to 5:00 p.m., New York City time, on March 27, 2012 (or such later time as the Company shall agree, in its sole discretion), an upfront fee (the “Upfront Fee”) in an amount equal to 1.00% of the aggregate Additional Commitments of such Increasing/Joinder Lender (unless otherwise agreed between the Company and such Increasing/Joinder Lender). The Upfront Fees shall be payable on the Additional Commitments Effective Date (upon the satisfaction of all other conditions for the occurrence thereof), in immediately available funds and, once paid, such fee or any part thereof shall not be refundable.

Section 9. Governing Law. THIS COMMITMENT INCREASE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 10. Costs and Expenses. The Company agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Commitment Increase Agreement, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

Section 11. Counterparts. This Commitment Increase Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic imaging means of an executed counterpart of a signature page to this Commitment Increase Agreement shall be effective as delivery of an original executed counterpart of this Commitment Increase Agreement.

Section 12. Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Commitment Increase Agreement.

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Commitment Increase Agreement as of the day and year first above written.

[INCREASING/JOINDER LENDERS]

By:	[On file with Administrative Agent]

Name:
Title:

FIDELITY NATIONAL
INFORMATION SERVICES, INC.

By:	/s/ Kirk T. Larsen
Name: Kirk T. Larsen
Title: Senior Vice President and Treasurer

Consented to by:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent,
Swing Line Lender and L/C Issuer

By:	/s/ Tina Ruyter
Name: Tina Ruyter
Title: Executive Director

BANK OF AMERICA, N.A.,
as Swing Line Lender

By:	/s/ Debra E. DelVecchio
Name: Debra E. DelVecchio
Title: Managing Director

WELLS FARGO BANK, NATIONAL
ASSOCIATION,
as Swing Line Lender

By:	/s/ Tracy L. Moosbrugger
Name: Tracy L. Moosbrugger
Title: Managing Director

SCHEDULE A

(ALL AMOUNTS IN US DOLLARS)

Lender	New Term A-3 Commitment	New 2017 Multicurrency Revolving Credit Commitment	New 2017 US Dollar Revolving Credit Commitment	Total Additional Commitments

Total	$552,785,748.08	$176,767,550.33	$56,605,000.00	$786,158,298.41

Schedule 2.01

Commitments And Term Loans

(ALL FIGURES IN U.S. DOLLARS)

Class	Per Lender	Aggregate
Term A-2 Commitment	[On file with Administrative Agent]	$250,000,000
Term A-3 Commitment	[On file with Administrative Agent]	$ 2,100,000
Term B Commitment	[On file with Administrative Agent]	$200,000,000
2014 US Dollar Revolving Credit Commitment	[On file with Administrative Agent]	$ 0
2017 US Dollar Revolving Credit Commitment	[On file with Administrative Agent]	$200,000,000
2014 Multicurrency Revolving Credit Commitment	[On file with Administrative Agent]	$ 0
2017 Multicurrency Revolving Credit Commitment	[On file with Administrative Agent]	$950,000,000